                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       ROCKWELL INTERNATIONAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to  which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

/X/  No fee required

                                                              [LETTERHEAD]

ROCKWELL
---------------------------------------------------------------------------


January 3, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Rockwell International Corporation
     Commission File No. 1-12383
     Proxy Solicitation Material for Annual Meeting Shareowners
     ----------------------------------------------------------

Dear Sirs:

On behalf of Rockwell International Corporation (the Corporation), there are transmitted herewith for filing via the EDGAR filing system the definitive forms of:

         o Letter to Shareowners, Notice of 1997 Annual Meeting and Proxy Statement (the 1997 Proxy Statement) and Proxy in connection with the Corporation's 1997 Annual Meeting of Shareowners in the form in which such material is being furnished to shareowners; and

         o Letters to Participants from the respective Trustees of the Corporation's savings plans that hold the Corporation's voting securities for the benefit of participating employees of the Corporation and certain subsidiaries, and the respective Direction Cards described therein, in the form in which such material, together with the 1997 Proxy Statement, are being furnished to participants in those Plans.

This material is first being sent or given to shareowners and plan participants on January 3, 1997.

Securities and Exchange Commission
Page 2
January 3, 1997


By copy of this letter, three copies of the proxy material described above are being mailed to each national securities exchange on which any class of securities of the Corporation is registered, and the required number of copies of the proxy material are also being furnished to or filed with the London Stock Exchange on which the Corporation's securities will be listed.


Very truly yours,


EDWARD T. MOEN, II
------------------

Edward T. Moen, II
Assistant Secretary

ETM/klm


Enclosures

cc:  Mr. Gregory W. Hair, Branch Chief
     Division of Corporation Finance
     Securities and Exchange Commission

     New York Stock Exchange, Inc.
     Pacific Stock Exchange, Inc.
     The Stock Exchange, London

                                          LOGO

                                          Letter to
                                          Shareowners
                                          Notice of 1997
                                          Annual Meeting
                                          and
                                          Proxy Statement

LOGO
        ------------------------------------------------------------------------

Dear Shareowner:

  You are cordially invited to attend the annual meeting of shareowners of the Corporation.

  The meeting will be held in the Grand Ballroom at the Westin William Penn Hotel, 530 William Penn Place (at Mellon Square), Pittsburgh, Pennsylvania, on Wednesday, February 5, 1997, at 10 a.m. At the meeting there will be a current report on the activities of the Corporation followed by discussion and action on the matters described in the Proxy Statement. Shareowners will have an opportunity to comment on or to inquire about the affairs of the Corporation that may be of interest to shareowners generally.

  If you plan to attend the meeting, please complete and return the form enclosed with your proxy or direction card, and an admittance card will be forwarded to you promptly.

  It is sincerely hoped that as many shareowners as can conveniently attend will do so. However, if you cannot attend you will later receive a report to be mailed to all shareowners concerning action taken at the meeting.

Sincerely yours,

LOGO
Donald R. Beall

Chairman of the Board
and Chief Executive Officer

                       ROCKWELL INTERNATIONAL CORPORATION
              _____________________________________________________

          2201 Seal Beach Boulevard, Seal Beach, California 90740-8250

                  Notice of 1997 Annual Meeting of Shareowners

TO THE SHAREOWNERS OF
ROCKWELL INTERNATIONAL CORPORATION:

NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareowners of Rockwell International Corporation will be held in the Grand Ballroom at the Westin William Penn Hotel, 530 William Penn Place (at Mellon Square), Pittsburgh, Pennsylvania, on Wednesday, February 5, 1997, at 10 a.m. (Eastern Standard Time) for the following purposes:

   (a) to elect four members of the Board of Directors of the Corporation with terms expiring at the Annual Meeting in 2000;
   (b) to consider and vote upon a proposal to approve the selection by the Board of Directors of the firm of Deloitte &
       Touche LLP as auditors of the
       Corporation; and
   (c) to transact such other business as may properly come before the meeting.

  Only shareowners of record at the close of business on December 20, 1996, will be entitled to notice of, and to vote at, the meeting.

       By order of the Board of Directors.

                                                          LOGO
                                                          William J. Calise, Jr.
                                                                 Secretary

January 3, 1997

    NOTE: THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND PROMPT RETURN OF
             THE ACCOMPANYING PROXY. A RETURN ENVELOPE IS ENCLOSED.

                                Proxy Statement

  The 1997 Annual Meeting of Shareowners of Rockwell International Corporation will be held on February 5, 1997, for the purposes set forth in the accompanying Notice of 1997 Annual Meeting of Shareowners. This statement and the accompanying proxy, which are first being sent to shareowners on or about January 3, 1997, are furnished in connection with the solicitation by the Board of Directors of proxies to be used at such meeting and at any adjournment thereof. If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted as specified therein, and if no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors. The proxy may, nevertheless, be revoked prior to its exercise by delivering written notice of revocation to the Secretary of the Corporation, by executing a later dated proxy or by attending the meeting and voting in person.

  The Corporation, which was incorporated in 1996, is the successor to the former Rockwell International Corporation, which was incorporated in 1928, as the result of a tax-free reorganization completed December 6, 1996. In connection with that reorganization, the directors and all but one of the executive officers of the predecessor corporation became directors and executive officers of the Corporation, serving in the same capacities. References in this Proxy Statement to the Corporation, Board of Directors and executive officers of the Corporation with respect to periods on or prior to December 6, 1996 shall mean, unless otherwise stated, the predecessor corporation and its Board of Directors and executive officers.

  It is the Corporation's policy to keep confidential proxy cards, ballots and voting tabulations that identify individual shareowners except as may be necessary to meet any applicable legal requirements and, in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting. The judges of election and any employees associated with processing proxy cards or ballots and tabulating the vote are required to acknowledge their responsibility to comply with this policy of confidentiality.

  For shareowners participating in the Automatic Dividend Reinvestment Service, the administering bank will vote the shares that it holds for the participant's account only in accordance with the proxy returned by the participant to the Corporation in respect of the shares of the Corporation which the participant holds of record or in accordance with other written instructions.

VOTING SECURITIES

  On December 20, 1996, the Corporation had outstanding 191,097,201 shares of Common Stock and 27,360,040 shares of Class A Common Stock. Each holder of Class A Common Stock is entitled to ten votes for each share held and each holder of Common Stock is entitled to one vote for each share held. On December 20, 1996, Wells Fargo Bank, N.A., Los Angeles, California, as trustee under the Corporation's Savings Plan for its participating employees, held 37,756,634 shares of Common Stock and 8,875,526 shares of Class A Common Stock, representing approximately 19.8% of the total outstanding Common Stock, 32.4% of the total outstanding Class A Common Stock and 27.2% of the aggregate voting power of all of the Corporation's outstanding voting securities. Shares held by the trustee on account of participants will be voted by the trustee in accordance with written instructions from the participants, and where no instructions are received, as the trustee deems proper.

ELECTION OF DIRECTORS

  The Corporation's Restated Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with terms extending to the third succeeding Annual Meeting after election. The Restated Certificate of Incorporation provides that the Board shall maintain the three classes so as to be as nearly equal in number as the then total number of directors permits.

  There are five directors whose terms expire at the 1997 Annual Meeting, including Mr. John J. Creedon, a member of the Audit and the Environmental and Social Responsibility Committees of the Board, who is not standing for re-election in accordance with the Board's policy on retirement of directors. The Board of Directors has decreased the number of directors of the Corporation to twelve, effective immediately prior to the Annual Meeting, four of whom will be directors in the class with terms extending to the 2000 Annual Meeting and until their successors are elected and qualify.

  It is intended that proxies in the accompanying form will be voted at the meeting, unless authority to do so is withheld, for the election as directors of the four nominees specified in Nominees for Directors with Terms Expiring in 2000 below, all of whom now serve as directors with terms extending to the 1997 Annual Meeting and until their successors are elected and qualify. If for any reason any of those nominees is not a candidate (which is not expected) when the election occurs, it is expected that proxies in the accompanying form will be voted for the election of the other nominees and may be voted for the election of a substitute nominee or, in lieu thereof, the Board of Directors may reduce the number of directors.

INFORMATION AS TO NOMINEES FOR
DIRECTORS AND CONTINUING DIRECTORS

  There is shown below for each nominee for director and each continuing director, as reported to the Corporation, the name, age and principal occupation; the position, if any, with the Corporation; the period of service as a director of the Corporation (or a predecessor corporation); other directorships held; and the committees of the Board of Directors on which the nominee or continuing director serves.

NOMINEES FOR DIRECTORS WITH TERMS EXPIRING IN 2000

                       RICHARD M. BRESSLER
                       Retired Chairman of the
                       Board,
                       El Paso Natural Gas Company,
                       Natural Gas Operations
                       Director Since 1986
                       Age 66

  Mr. Bressler is Chairman of the Board Composition Committee and a member of the Audit and Compensation and Management Development Committees of the Board. He served as Chief Executive Officer of Burlington Northern Inc. from 1980 through 1988. Mr. Bressler retired in October 1990 as Chairman of both Burlington Northern Inc. and Burlington Resources Inc., positions he had held since 1982 and 1989, respectively. He served as Chairman of the Plum Creek Management Company from April 1989 to January 1993. He was Chairman of the El Paso Natural Gas Company from October 1990 through December 1993. Mr. Bressler is a director of H. F. Ahmanson and Company and General Mills, Inc. and is active in a number of business and civic organizations.

-------------------------------------------------------

                       JUDITH L. ESTRIN
                       President and
                       Chief Executive Officer,
                       Precept Software, Inc.,
                       Networking Software
                       Director Since 1994
                       Age 42

  Ms. Estrin is a member of the Science and Technology Committee of the Board. She has been President and Chief Executive Officer of Precept Software since March 1995. Previously she served as Executive Vice President of Network Computing Devices from July 1988 to October 1993 and as President and Chief Executive Officer from October 1993 to September 1994. In 1981 she co-founded Bridge Communications, serving initially as Vice President, Engineering and subsequently as Executive Vice President and Senior Vice President and General Manager of 3Com Corp.'s Bridge Communications Division after 3Com acquired Bridge in September 1987. She also serves as a director of Federal Express Corporation and Sun Microsystems, Inc.

                       JAMES CLAYBURN LA FORCE, JR.
                       Dean Emeritus,
                       John E. Anderson
                       Graduate School of
                       Management, University of
                       California, Los Angeles
                       Director Since 1980
                       Age 68

  Dr. La Force is a member of the Audit, Environmental and Social Responsibility and Science and Technology Committees of the Board. After joining the UCLA faculty as an Assistant Professor of Economics in 1962, he became an Associate Professor in 1967 and a full Professor in 1971. He was Chairman, Department of Economics from 1969 until 1978, and Dean, John E. Anderson Graduate School of Management from 1978 until June 1993. He is a director of The BlackRock Funds, Eli Lilly & Company, Imperial Credit Industries, Inc., Jacobs Engineering Group, Inc., Payden & Rygel Investment Trust, Provident Investment Council Mutual Funds and The Timken Company.

-------------------------------------------------------

                       JOHN D. NICHOLS
                       Retired Chairman of the Board
                       and Chief Executive Officer,
                       Illinois Tool Works Inc.,
                       Engineered Components
                       and Industrial Systems
                       and Consumables
                       Director Since 1988
                       Age 66

  Mr. Nichols is Chairman of the Science and Technology Committee and a member of the Audit and Compensation and Management Development Committees of the Board. He joined Illinois Tool Works in 1980 as Executive Vice President and was named President, Chief Operating Officer and a director in 1981 and Chairman in 1986. He served as Chief Executive Officer from 1982 through August 1995. From 1969 through 1979, he was Executive Vice President and Chief Operating Officer of Aerojet-General Corporation. He is a director of Household International, Philip Morris Companies Inc. and Stone Container Corp. He serves as Chairman of the Art Institute of Chicago and an Overseer of Harvard University.

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 1998

                       LEW ALLEN, JR.
                       General, U.S. Air
                       Force (Retired)
                       Director Since 1991
                       Age 71

  Dr. Allen is a member of the Science and Technology and Environmental and Social Responsibility Committees of the Board. He served as Chairman of the Board of The Charles Stark Draper Laboratory, Inc., from 1991 through November 1995 and as Vice President of the California Institute of Technology and Director of its Jet Propulsion Laboratory from October 1982 through 1990. Previously, he was Air Force Chief of Staff and Director of the National Security Agency. A West Point graduate, he also holds a Ph.D. in physics from the University of Illinois. Dr. Allen is a member of the National Academy of Engineering and the Council on Foreign Relations and a director of the W. M. Keck Foundation.

-------------------------------------------------------

                       DON H. DAVIS, JR.
                       President and
                       Chief Operating Officer
                       Director Since 1995
                       Age 57

  Mr. Davis was elected to his present position in July 1995. He joined Allen-Bradley as an engineering sales trainee in 1963 and after serving in a number of increasingly responsible management positions, became a Senior Vice President in 1985 and President in July 1989. He was named Senior Vice President--Automation of the Corporation in June 1993 and an Executive Vice President and Chief Operating Officer in January 1994. Mr. Davis is a director of Ingram Micro, Inc. and Sybron Corporation. He is Chairman of the Board of Governors of the National Electrical Manufacturers Association and is also a director, trustee or member of a number of other business, educational and civic organizations.

                       WILLIAM H. GRAY, III
                       President and
                       Chief Executive Officer,
                       The College Fund/UNCF
                       (formerly, United Negro
                       College Fund)
                       Educational Assistance
                       Director Since 1994
                       Age 55

  Mr. Gray is a member of the Board Composition and Environmental and Social Responsibility Committees of the Board. He has been President of The College Fund/UNCF since September 1991 and senior minister, Bright Hope Baptist Church in Philadelphia since 1972. He served in Congress from 1979 to 1991, as House Majority Whip, Chair of the Democratic Caucus and the House Budget Committee and on the House Appropriations Committee. In addition, he has taught at St. Peter's College and Temple University. Mr. Gray is a director of Chase Manhattan Corporation, MBIA, Inc., Prudential Insurance Company of America, Union Pacific Corporation, Warner-Lambert Company and Westinghouse Electric Corporation.

-------------------------------------------------------

                       WILLIAM T. MCCORMICK, JR.
                       Chairman of the Board and
                       Chief Executive Officer,
                       CMS Energy Corporation,
                       Diversified Energy
                       Company
                       Director Since 1989
                       Age 52

  Mr. McCormick is a member of the Compensation and Management Development and Science and Technology Committees of the Board. He has been Chairman of the Board and Chief Executive Officer of CMS Energy Corporation since November 1985. Before joining CMS, he had been Chairman and Chief Executive Officer of American Natural Resources Company and Executive Vice President and a director of its parent corporation, The Coastal Corporation. Mr. McCormick is a director of First Chicago NBD, Inc. and Schlumberger Ltd. Among his other activities, he serves as a director of the American Gas Association, the Edison Electric Institute and the National Petroleum Council.

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 1999

                       DONALD R. BEALL
                       Chairman of the Board
                       and Chief Executive Officer
                       Director Since 1978
                       Age 58

  Mr. Beall was elected to his present position in February 1988 after serving nine years as President and Chief Operating Officer and in a number of other increasingly responsible senior management positions since joining the Corporation in 1968. He is a member of the Board Composition Committee of the Board and a director of Amoco Corporation, The Procter & Gamble Company and The Times Mirror Company. He is a trustee of the California Institute of Technology and a member of the University of California-Irvine Board of Overseers and the Board of Visitors of its Graduate School of Management as well as The Business Council, The Business Roundtable, the Chief Executives' Organization and the Council on Competitiveness.

-------------------------------------------------------

                       BRUCE M. ROCKWELL
                       Senior Vice President,
                       First of Michigan
                       Corporation,
                       Investment Banking
                       Director Since 1969
                       Age 57

  Mr. Rockwell is Chairman of the Environmental and Social Responsibility Committee and a member of the Compensation and Management Development and Board Composition Committees of the Board. He joined First of Michigan Corporation in 1961 and in 1965 was appointed Assistant Vice President and manager of the bond underwriting department. Mr. Rockwell was elected Vice President in 1967, and Senior Vice President-Fixed Income in 1983, assuming his present position in April 1988. He is past chairman of the Municipal Advisory Council of Michigan and past President of the Bond Club of Detroit. He also serves as a board member of a number of civic and community organizations.

                       WILLIAM S. SNEATH
                       Retired Chairman of the Board
                       and Chief Executive Officer,
                       Union Carbide Corporation,
                       Chemicals
                       Director Since 1979
                       Age 70

  Mr. Sneath is Chairman of the Compensation and Management Development Committee and a member of the Audit and Board Composition Committees of the Board. He joined Union Carbide Corporation in 1950, was elected Treasurer in 1961, became a Vice President and Chief Financial Officer in 1965, a director in 1969 and President and Chief Operating Officer in 1971. Mr. Sneath served as Chairman of the Board and Chief Executive Officer of Union Carbide from January 1977 through December 1981. Mr. Sneath is a director of Union Carbide Corporation and Metropolitan Life Insurance Company and is a member of The Business Council.

-------------------------------------------------------

                       JOSEPH F. TOOT, JR.
                       President and
                       Chief Executive Officer,
                       The Timken Company,
                       Tapered Roller Bearings
                       and Specialty Steel
                       Director Since 1977
                       Age 61

  Mr. Toot is Chairman of the Audit Committee and a member of the Compensation and Management Development and Board Composition Committees of the Board. He joined The Timken Company in 1962 and served in various senior executive positions until his election as Vice President-International Operations in 1967. Mr. Toot became a director of Timken in 1968, was elected Executive Vice President in 1973, President in 1979 and Chief Executive Officer in 1992. Mr. Toot has also served as a director, officer, trustee or member of various community, charitable and philanthropic organizations.

BOARD OF DIRECTORS AND COMMITTEES

  The business of the Corporation is managed by or under the direction of the Board of Directors. The Board has established several committees whose principal functions are briefly described below. In the 1996 fiscal year, the Board held ten meetings. Average attendance by incumbent directors at Board and Committee meetings was 94% and all of the directors attended 83% or more of the meetings of the Board and the Committees on which they served.

  The Audit Committee is composed of six non-employee directors. Among its functions, it reviews the scope and effectiveness of audits of the Corporation by the independent public accountants and by the Corporation's internal auditors; selects and recommends to the Board of Directors the employment of independent public accountants for the Corporation, subject to approval of the shareowners; reviews the audit plans of the independent public accountants and the Corporation's internal auditors; reviews and approves the fees charged by the independent public accountants; reviews the Corporation's annual financial statements before their release; reviews the adequacy of the Corporation's system of internal controls and recommendations of the independent public accountants with respect thereto; reviews and acts on comments and suggestions by the independent public accountants and by the internal auditors with respect to their audit activities; and monitors compliance by the employees of the Corporation with the Corporation's standards of business conduct policies. The Committee met four times during the 1996 fiscal year.

  The principal functions of the Board Composition Committee are to consider and recommend to the Board qualified candidates for election as directors of the Corporation and periodically to prepare and submit to the Board for adoption the Committee's selection criteria for director nominees. The Committee also periodically assesses the performance of the Board of Directors and reports thereon to the Board. The Committee, which is composed of five non-employee directors and Mr. Beall, met once during the 1996 fiscal year. Shareowners wishing to recommend candidates for consideration by the Committee can do so by writing to the Secretary of the Corporation at its World Headquarters in Seal Beach, California, giving the candidate's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

  The six members of the Compensation and Management Development Committee are non-employee directors and are ineligible to participate in any of the plans or programs which are administered by the Committee except the Directors Stock Plan. The principal functions of the Compensation and Management Development Committee are to evaluate the performance of the Corporation's senior executives and plans for management succession and development, to consider the design and competitiveness of the Corporation's compensation plans, to review and approve senior executive compensation and to administer the Corporation's incentive, deferred compensation, stock option and long-term incentives plans including the Annual Incentive Compensation Plan for Senior Executive Officers, pursuant to the terms of the respective plans. The Committee met four times during the 1996 fiscal year.

  The Environmental and Social Responsibility Committee, which is composed of five non-employee directors, reviews and assesses the Corporation's policies and practices in the following areas: employee relations, with emphasis on equal employment opportunity and advancement; the protection and enhancement of the environment and energy resources; product integrity and safety; employee health and safety; and community and civic relations including programs for and contributions to health, educational, cultural and other social institutions. The Committee met two times during the 1996 fiscal year.

  The principal function of the Science and Technology Committee, which is composed of five non-employee directors, is to review and monitor science and technological activities of the Corporation. The Committee met twice during the 1996 fiscal year.

  During the 1996 fiscal year, non-employee directors of the Corporation received an annual retainer of $33,000 for Board service, together with a retainer for service on each Board committee at the annual rate of $4,000 ($5,000 for Chairmen) for service on the Audit and Compensation and Management Development Committees and $2,000 ($3,000 for Chairmen) for service on each other Board commit-tee. Each non-employee director also received a grant of 400 shares of Common Stock immediately after the 1996 Annual Meeting of Shareowners. At the same date, Messrs. Bressler, Nichols and Toot received grants of options under the Directors Stock Plan to purchase 9,000, 9,000 and 5,000 shares, respectively, of Common Stock, and each other non-employee director (other than Messrs. Allen, Creedon, La Force and Sneath, who are ineligible by reason of age for option grants under that Plan) received a grant of options under that Plan to purchase 1,000 shares of Common Stock. In accordance with the Directors Stock Plan, those options were exercisable at $60.875 per share, the closing market price on the date of grant, and become exercisable in three substantially equal installments on the first, second and third anniversaries of the grant date. In connection with the reorganization of the Corporation on December 6, 1996, all outstanding stock options under the Corporation's plans, including the Directors Stock Plan, were adjusted to preserve the intrinsic value of those options. As a result, the options granted under the Directors Stock Plan in 1996 now entitle Messrs. Bressler, Nichols, Toot and each other director to whom a grant was made to purchase 9,584, 9,584. 5,324 and 1,064 shares, respectively, for $57.1612 per share. Ms. Estrin, who serves on one Board Committee, also receives a retainer of $5,000 per year for serving as a technology adviser. The average of retainer fees paid or deferred to non-employee directors for the 1996 fiscal year was $61,260 (including valuing the February 1996 stock grant at $60.875 per share, the closing price on the date the shares were issued). In addition, the stock options granted under the Directors Stock Plan would have had a grant date value of $13.73 per option share based on the Black-Scholes option pricing methodology using the following assumptions and inputs: options exercised after 7 1/2 years, weighted five-year stock price volatility and dividend yield of 0.1806 and 2.81%, respectively, and an interest rate of 5.53%, which was the zero coupon
7 1/2 year Treasury bond rate at the date of grant.

  Under the terms of the directors' deferred compensation plan, a director may elect to defer all or part of the cash payment of retainer fees until such time as shall be specified, with interest on deferred amounts accruing quarterly at 120% of the federal long-term rate set each month by the Secretary of the Treasury. In addition, under the Directors Stock Plan, each director has the opportunity each year to defer all the annual grant of shares and all or any portion of the cash retainers by electing to receive restricted shares valued at the closing price of the New York Stock Exchange--Composite Transactions on the date of the annual grant and the date each retainer payment would otherwise be made in cash.

  Under the directors' retirement policy in effect prior to December 1995 and continued only for then retired directors and then current directors who were at least age 67 (Messrs. Allen, Creedon, La Force and Sneath) and thus not eligible to receive stock option grants under the Directors Stock Plan, the Corporation enters into consulting agreements with retired directors who had at least five years of Board service and had not been employees of the Corporation during the ten years prior to retirement. The consulting agreements provide an annual fee equal to the Board retainer fee and continue for the lesser of ten years (or if less, the number of years of Board service of a director who retires before age
72) or life.

CERTAIN TRANSACTIONS AND OTHER RELATIONSHIPS

  The Corporation and its subsidiaries during the 1996 fiscal year had sales and purchase transactions in the normal course of business with unaffiliated companies with which some of the Corporation's directors are associated in their principal occupations in the following approximate amounts: purchases of $122,000 from and sales of $449,000 to CMS Energy Corporation and purchases of $58,012,000 from and sales of $2,332,000 to The Timken Company. Based on the Corporation's knowledge of prevailing market conditions and prices for the goods and services involved, the Corporation believes that such transactions were on terms as favorable to the Corporation as those which might have been obtained from entities with which directors of the Corporation were not associated.

OWNERSHIP BY MANAGEMENT OF EQUITY SECURITIES

  The following table shows the beneficial ownership, reported to the Corporation as of December 9, 1996, of the Corporation's Common Stock and Class A Common Stock, including shares as to which a right to acquire ownership exists (for example, through the exercise of stock options, conversions of securities or through various trust arrangements) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act, of each director, each executive officer listed in the table on page 11 and, as a group, of such persons and other executive officers.

                                                                Beneficial Ownership on December 9, 1996
                                       ------------------------------------------------------------------------------------------
                                                Common                         Class A                        Total
                                       ---------------------------      ------------------------      ---------------------------
                                                        Percent of                    Percent of                       Percent of
                Name                   Shares(1)         Class(2)       Shares(1)      Class(2)       Shares(1)         Class(2)
------------------------------------   ---------        ----------      ---------     ----------      ---------        ----------
Lew Allen, Jr.......................      2,400 (3)          --               --           --             2,400(3)          --
Donald R. Beall.....................  1,246,587 (4:5:6)     0.6          114,151(4:5:6)     0.4       1,360,738(4:5:6)     0.6
Richard M. Bressler.................      5,394              --               --           --             5,394             --
John J. Creedon.....................      3,241              --               --           --             3,241             --
Don H. Davis, Jr....................    330,724 (4:5:7)     0.2               10(4)        --           330,734(4:5:7)     0.2
Judith L. Estrin....................      1,354              --               --           --             1,354             --
William H. Gray, III................      1,700 (8)          --               --           --             1,700(8)          --
James Clayburn LaForce, Jr..........      2,300 (3:8)        --               --           --             2,300(3:8)        --
William T. McCormick, Jr............      6,554 (8)          --               --           --             6,554(8)          --
John D. Nichols.....................      5,894              --               --           --             5,894             --
Bruce M. Rockwell...................     17,612              --           24,254           --            41,866             --
William S. Sneath...................      3,000              --              800           --             3,800             --
Joseph F. Toot, Jr..................      8,049              --            4,925           --            12,974             --
W. Michael Barnes...................    329,866 (4:5:8)     0.2           35,579(4)        --           365,445(4:5:8)     0.2
Jodie K. Glore......................     62,594 (4:5)        --               --(4)        --            62,594(4:5)        --
John A. McLuckey....................    225,645 (4:5)       0.1              648(4)        --           226,293(4:5)       0.1
All of the above and other executive
 officers as a group (28 persons)...  3,082,616 (3:4:5:8)     1.6        219,456(3:4:5)     0.8       3,302,072(3:4:5:8)     1.5

(1) Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated.

(2) The shares owned by each person, and by the group, and the shares included in the number of shares outstanding have been adjusted, and the percentage of shares owned (where such percentage exceeds 0.1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act, except that in the columns under the heading "Common", the Common shares owned and the related percentages do not include Class A shares convertible into Common shares.

(3) Includes shares held jointly, or in other capacities, as to which in some cases beneficial ownership is disclaimed.

(4) Includes shares held under the Corporation's savings plans as of November 30, 1996. Does not include 9,794, 3,429, 1,163, 423, 2,220 and 20,366 share equivalents for Messrs. Beall, Davis, Barnes, Glore, McLuckey and the group, respectively, held under the Corporation's supplemental savings plans as of November 30, 1996.

(5) Includes shares which may be acquired upon the exercise of outstanding stock options as follows: 895,778, 3,194, 285,051, 354, 354, 354, 3,194, 354,
    1,774, 280,436, 51,471, 198,791 and 2,424,497 Common shares for Messrs.
    Beall, Bressler, Davis, Ms. Estrin, Messrs. Gray, McCormick, Nichols, Rockwell, Toot, Barnes, Glore, McLuckey and the group, respectively, and 5,857 Class A shares for the group.

(6) Includes shares, as to which beneficial ownership is disclaimed, as follows:
    207,428 Common shares (including 190,000 shares underlying stock options) and 2,068 Class A shares held for the benefit of family members and 10,000 Common shares owned by the Beall Family Foundation, of which Mr. Beall is President and a director. Does not include 157,200 Common shares that may be acquired on exercise of stock options assigned to family members who are the beneficial owners.

(7) Includes 14,166 Common shares granted as restricted stock in partial payment of a bonus for fiscal year 1995 and a long-term incentive payment earned for a three-year performance period ended September 30, 1995.

(8) Includes 167, 400 and 400 shares granted as restricted stock under the Directors Stock Plan for Messrs. Gray, LaForce and McCormick, respectively, and 4,000 and 8,000 shares granted in December 1996 as restricted stock under the 1995 Long-Term Incentives Plan for Mr. Barnes and the group, respectively.

EXECUTIVE COMPENSATION

  There is shown below information concerning the annual and long-term compensation for services in all capacities to the Corporation for the fiscal years ended September 30, 1996, 1995 and 1994, of those persons who were (i) the chief executive officer at any time during fiscal 1996, (ii) the other four most highly compensated executive officers of the Corporation at September 30, 1996 and (iii) any other persons who were executive officers at any time during fiscal 1996 and would have been included under clause (ii) if they had remained executive officers at September 30, 1996 (the Named Officers):

                           SUMMARY COMPENSATION TABLE



                                                                                                                 All Other
                                                                                   Long-Term Compensation     Compensation(1)
                                                                                   -----------------------    ---------------
                                             Annual Compensation                   Awards(2)     Payouts
                               ------------------------------------------------    ---------     -------
                                                                     Other           Stock      Long-Term
                                                                    Annual          Options     Incentive
 Name and Principal Position   Year     Salary      Bonus(3)     Compensation      (Shares)     Payouts(4)
-----------------------------  -----   --------    ----------   ---------------    ---------    ----------
Donald R. Beall..............  1996    $907,500    $2,000,000       $99,493         265,000     $      -0-      $ 180,260
  Chairman of the Board        1995     815,000     2,000,000        36,611         240,000            -0-        203,008
  & Chief Executive Officer    1994     815,000     1,300,000        25,054         190,000            -0-         57,745
Don H. Davis, Jr.............  1996     600,000       760,000        35,189         125,000            -0-         57,234
  President & Chief            1995     530,000       660,000(6)     425,566(7)     105,000        525,000(6)      43,575
  Operating Officer(5)         1994     440,000       480,000        32,454          80,000        314,900         16,002
W. Michael Barnes............  1996     393,333       475,000        25,220          80,000            -0-         37,406
  Senior Vice President,       1995     360,000       420,000        20,459          70,000            -0-         32,611
  Finance & Planning           1994     323,333       330,000        21,363          60,000            -0-         19,609
  & Chief Financial Officer
Jodie K. Glore...............  1996     361,667       300,000        16,596          40,000        560,000         23,620
  Senior Vice President        1995     318,333       375,000        49,455          30,000        337,501          9,186
  and President and            1994     267,333       277,333         6,227          15,000        183,520          6,033
  Chief Operating Officer,
  Rockwell Automation(8)
John A. McLuckey.............  1996     410,771       400,000(9)      29,081         40,000        740,066         41,577
  Senior Vice President        1995     365,000       360,000        56,530          35,000            -0-         35,761
  and President and            1994     343,174       330,000        25,078          30,000            -0-         21,581
  Chief Operating Officer,
  Aerospace & Defense(10)

---------

 (1) Amounts contributed or accrued for fiscal years 1996, 1995 and 1994 for the Named Officers (other than Mr. Glore) under the Corporation's Savings Plan and the related supplemental savings plan and amounts contributed or accrued for Mr. Glore under Allen-Bradley's Employee Savings Plan for Salaried Employees and the related supplemental savings plan.
 (2) Although the Corporation's Long-Term Incentives Plans permit grants of restricted stock and freestanding stock appreciation rights, no grants of those incentives were made under these Plans during fiscal years 1996, 1995 or 1994. See Note (6) for information on restricted stock granted Mr. Davis in partial payment of his bonus for fiscal year 1995 and a long-term incentive payment for a three-year performance period ended September 30, 1995.
 (3) Amounts awarded under the Annual Incentive Compensation Plan for Senior Executive Officers for Messrs. Beall, Davis, Barnes and Glore for fiscal 1996, under the Incentive Compensation Plan for Messrs. Beall, Davis, Barnes and McLuckey for fiscal 1995 and 1994 and for Mr. McLuckey for fiscal 1996 and, under Allen-Bradley's Management Incentive Plan for Mr. Glore for fiscal 1995 and 1994, even if deferred. See Note (9) for information on closure, retention and severance payments paid or payable to Mr. McLuckey in connection with the divestiture of the Corporation's Aerospace and Defense businesses.
 (4) For Messrs. Davis and Glore, cash and market value of Common Stock paid in respect of performance units granted under Allen-Bradley's Supplementary Performance Unit Plan for the three-year performance periods ended September 30, 1996, 1995 and 1994. For Mr. McLuckey, cash to be paid by Boeing North American, Inc. (Boeing NA) in January 1997 in respect of performance units granted under business unit performance plans for the three-year performance period ended September 30, 1996 and for three-year performance periods ending September 30, 1997 and 1998 which were terminated effective September 30, 1996.
 (5) Executive Vice President & Chief Operating Officer from January 1994 until July 1995; Senior Vice President--Automation and President, Allen-Bradley prior thereto.

 (6) Mr. Davis's bonus for fiscal year 1995 and a long-term incentive payment for a three-year performance period ended September 30, 1995 were paid in part by the delivery to him of 14,166 shares of restricted Common Stock valued at the closing price on the New York Stock Exchange--Composite Transactions on December 6, 1995, the date of the incentive compensation award and payment ($51.875).

 (7) Includes amounts paid in connection with the relocation of Mr. Davis from Milwaukee, Wisconsin to the Corporation's World Headquarters in Seal Beach, California, consisting of $252,081 in respect of a portion of the loss on the sale of his residence in Milwaukee and $146,115 in respect of taxes incurred on certain payments under the Corporation's relocation policy. These amounts were paid in addition to amounts payable under the Corporation's relocation policy applicable to all salaried employees.

 (8) President of Allen-Bradley from January 1994 to October 1995; Senior Vice President, Automation Group (formerly Industrial Computer and Communications Group) of Allen-Bradley prior thereto.

 (9) Does not include a closure payment of $300,000 paid to Mr. McLuckey by the Corporation following consummation of the divestiture of the Aerospace and Defense businesses on December 6, 1996 pursuant to the Key Executive Retention and Severance Program extended to certain key executives of those businesses during fiscal 1996. In addition, Mr. McLuckey may become entitled under that Program to receive from Boeing NA certain retention or severance payments. If he remains employed by Boeing NA through December 6, 1997, he will be entitled to receive a retention payment of $830,000. If he is involuntarily terminated (other than for cause) by Boeing NA or voluntarily terminates after a significant diminution in his responsibilities, he will be entitled to a severance payment of $1,245,000 if his termination occurs before December 6, 1997 and $415,000 if his termination occurs after that date and before December 6, 1998.

(10) Senior Vice President and President, Defense Systems prior to September 1995. Mr. McLuckey became President of Boeing NA after December 6, 1996 and has not been an executive officer of the Corporation since that date.

OPTION GRANTS

  Shown below is further information on grants to the Named Officers of stock options pursuant to the 1995 Long-Term Incentives Plan during the fiscal year ended September 30, 1996, which are reflected in the Summary Compensation Table on page 11. No stock appreciation rights were granted during fiscal 1996.

                                         Individual Grants
---------------------------------------------------------------------------------------------------
                                          Number of
                                         Securities      Percentage of                                    Grant Date
                                         Underlying      Total Options                                      Value
                                           Options        Granted to      Exercise or                  ----------------
                                           Granted       Employees in     Base Price     Expiration       Grant Date
                Name                     (Shares)(1)      Fiscal 1996     (Per Share)       Date       Present Value(2)
-------------------------------------   -------------    -------------    -----------    ----------    ----------------
Donald R. Beall......................      265,000           14.6%          $51.875        12/6/05        $3,100,500
Don H. Davis, Jr.....................      125,000            6.9%           51.875        12/6/05         1,462,500
W. Michael Barnes....................       80,000            4.4%           51.875        12/6/05           936,000
Jodie K. Glore.......................       40,000            2.2%           51.875        12/6/05           468,000
John A. McLuckey.....................       40,000            2.2%           51.875        12/6/05           468,000

---------

(1) All options granted to the Named Officers were granted on December 6, 1995 and the first of three substantially equal installments became exercisable December 6, 1996.

(2) These values are based on the Black-Scholes option pricing model which produces a per option share value of $11.70 using the following assumptions and inputs: options exercised after 7 1/2 years, weighted five-year prior stock price volatility and dividend yield of 0.1762 and 2.86%, respectively, and an interest rate of 5.72%, which was the zero coupon 7 1/2-year Treasury bond rate at date of grant. The actual value, if any, the executive officer may realize from these options will depend solely on the gain in stock price over the exercise price when the options are exercised.

  The Black-Scholes option pricing methodology, on which the present value of the stock options granted to the Named Officers is based, attempts to portray the value of an option at the date of grant. While the options have no value if the stock price does not increase, were the $11.70 present value of the options converted into a future stock price at the end of the 7 1/2-year period when it is assumed the options would be exercised, the shareowners of the approximately 217 million shares outstanding on the grant date of those options (assuming that number of shares remains outstanding) would realize aggregate appreciation of $3,854.8 million compared to aggregate appreciation on the options of $6.9 million for the Named Officers (assuming that they held their options or the shares acquired on exercise thereof for the whole 7 1/2-year period).

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

  Shown below is information with respect to (i) exercises by the Named Officers during fiscal 1996 of options to purchase the Corporation's Common Stock or Class A Common Stock granted under the 1988 Long-Term Incentives Plan and the 1981 Incentive Stock Option Plan for Key Employees and (ii) the unexercised options to purchase the Corporation's Common Stock or Class A Common Stock granted to the Named Officers in fiscal 1996 and prior years under the 1995 Long-Term Incentives Plan and the 1988 Long-Term Incentives Plan and held by them at September 30, 1996.

                                                         Number of Unexercised              Value of Unexercised
                                                            Options Held At                In-the-Money Options At
                            Shares                         September 30, 1996               September 30, 1996(1)
                           Acquired       Value      ------------------------------    -------------------------------
          Name           on Exercise     Realized    Exercisable      Unexercisable    Exercisable       Unexercisable
------------------------ ------------    --------    -----------      -------------    -----------       -------------
Donald R. Beall.........    10,060       $324,042      752,800(2:3)      265,000(3)    $19,749,350(2:3)   $ 1,192,500(3)
Don H. Davis, Jr........        --             --      191,000           125,000(3)      4,593,125          1,392,500(3)
W. Michael Barnes.......     3,000        102,375      213,333           126,667         5,392,410          1,328,340
Jodie K. Glore..........        --             --       25,000            60,000           425,000            595,000
John A. McLuckey........        --             --      161,666            63,334         4,359,820            664,180

---------

(1) Based on the closing price on the New York Stock Exchange--Composite Transactions of the Corporation's Common Stock on September 30, 1996, the last trading day in that month ($56.375).

(2) Includes 190,000 options with a value of $4,251,250, held by Mr. Beall for the benefit of family members and as to which beneficial ownership is therefore disclaimed.

(3) Excludes options for 237,200 (of which 160,000 were unexercisable) and 30,000 Common shares granted to Messrs. Beall and Davis, respectively, during fiscal 1995 that have been assigned to or for the benefit of family members and are not attributable to them pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation and Management Development Committee of the Board of Directors, which consists entirely of non-employee directors (see page 8), has furnished the following report on executive compensation:
COMPENSATION PHILOSOPHY AND OBJECTIVES

  Under the Committee's supervision, the Corporation has developed and implemented compensation policies, plans and programs intended to "pay for performance" through meeting three fundamental objectives:

  - foster the creation of shareowner value through close alignment of the financial interests of executives with those of the Corporation's shareowners

  - recognize individual and team performance through evaluation of each executive's effectiveness in meeting strategic and operating plan goals

  - pay competitively to attract, retain and motivate the high caliber of executives necessary for the Corporation's continuing leadership and growth

EMPLOYEE STOCK OWNERSHIP

  The Committee believes the focus on "pay for performance" is sharpened by aligning closely the financial interests of the Corporation's key executives with those of the shareowners. Accordingly, it has set the following minimum Ownership Guidelines (multiple of base salary):

                              COMMON STOCK
                              MARKET VALUE
                              -------------
  - Chief Executive Officer         8
  - President and Executive
    Vice President                  5
  - Major Business Unit Heads
    and Senior Vice
    Presidents                      3
  - Other Business Unit Heads
    and other senior
    executives                     1.5

  Only shares owned directly (including restricted shares) or through the Corporation's savings plans, but not shares subject to unexercised stock options, are considered for determining whether an executive meets the Guidelines. At December 9, 1996, the 29 executives subject to the Guidelines owned an aggregate of 1,007,760 shares (including share equivalents under the Corporation's supplemental savings plans) of the Corporation's Common Stock, with an aggregate market value of $62.0 million. The ownership by 62% of the executives meets the Guidelines. All of the 12 executives who do not meet the Guidelines had received a significant promotion or were newly hired and thus were within the transition period for meeting the Guidelines (five years after the date the Guidelines are applicable to them or within eight years in case of a significant promotion or a newly hired executive).

COMPONENTS OF THE CORPORATION'S

COMPENSATION PLANS

  - Strategy--In order to carry out its "pay for performance" philosophy, the Committee sets base salaries generally somewhat below the median of other major U.S. industrial companies, and provides opportunity for above-median compensation through the Corporation's annual and long-term incentive plans which depend heavily on corporate, business unit and individual performance. The Committee considers the total compensation (earned or potentially available) of each of the Named Officers and the other senior executives in establishing each element of compensation. For the Named Officers, base compensation in a period of acceptable performance (both by the individual and the Corporation) would constitute about 20 to 30%, annual incentives about 20 to 30%, and long-term incentives about 40 to 55% of total compensation.

  In its deliberations, the Committee reviews data from industry, peer group and national surveys of other major U.S. industrial companies. The surveys used by the Corporation provide reference data on large samples of industrial companies participating in national surveys that include 31 (57%) of the companies (in addition to the Corporation) included in the S&P Technology Index (the Technology Index) and all of the companies included in the S&P Electrical Equipment Index (the Electrical Equipment Index), a group of 11 diversified large industrial companies (five and two of which are included in the Technology Index and Electrical Equipment Index, respectively) that the Corporation believes compete with its businesses, and a group of 25 large industrial companies (six and three of which in addition to the Corporation are included in the Technology Index and Electrical Equipment Index, respectively) that through compensation consultants share relevant data. In addition, the Committee reviews data on a less frequent basis from a group of 15 diversified large industrial companies, seven and three of which are included in the Technology Index and Electrical Equipment Index, respectively. In determining the components of compensation based in part on survey and peer-company data, the Committee also considers the performance of other companies whose data is included in such surveys.

  The Committee periodically is advised by independent compensation consultants concerning the Corporation's compensation programs in comparison to those of other companies which the consultants believe compete with the Corporation for executive talent.

  Under Internal Revenue Code Section 162(m), a publicly held company may not deduct in any taxable year compensation in excess of one million dollars paid in that year to its Named Officers unless the compensation is "performance based". Grants of stock options and awards under the Annual Incentive Compensation Plan for Senior Executive Officers are considered "performance based" compensation. Since the Committee retains discretion to fix the specific amounts of base salaries and awards under the Incentive Compensation Plan for the officers covered under that Plan, those elements would not qualify as "performance based" compensation for these purposes. Accordingly, to avoid loss of the tax deduction, the Committee has adopted a formal policy whereby any portion of the base, incentive or other compensation of any person whose compensation is subject to the limitation on deductibility under Section 162(m) exceeds one million dollars shall be deferred until the executive's retirement or other termination of employment. In accordance with that policy, Mr. Davis received 14,166 shares of restricted stock that will vest after his retirement from the Corporation or under certain other permitted circumstances for the excess over one million dollars of his fiscal 1995 base salary, incentive awards and other compensation (exclud-ing amounts related to relocation). Since Mr. Davis relocated at the Corporation's request, the Committee determined that the foregoing policy should not be applicable to amounts paid to him in respect of his relocation.

  - Base Salary--In the early part of each fiscal year, the Committee reviews with the Chief Executive Officer, the President and the senior human resources executive and approves, with any modifications it deems appropriate, an annual salary plan for the Corporation's senior executives (other than the Chief Executive Officer and the President). This salary plan is developed based on the survey data and consultants' reports described above and performance judgments as to the past and expected future contributions of the individual senior executives.

  - Annual Incentives--Near the beginning of each fiscal year, the Committee reviews with the Chief Executive Officer and the President the Corporate Goals and Objectives for that year, including measurable financial return and shareowner value creation objectives as well as long-term leadership goals that in part require more subjective assessments. Principal 1996 financial goals included increasing earnings per share above fiscal 1995, achieving a return on equity of 20% and generating sufficient operating cash flow to provide at least $1,050 million for dividends, acquisitions, debt reduction and share repurchases. In 1996 the Corporation achieved a primary earnings per share increase of 20% (excluding extraordinary items), a return on equity of 21% and had operating cash flow of almost $1,300 million. Shareowner value goals for 1996 included achieving a total return (stock price appreciation and dividends) exceeding over the long term a composite of the peer companies selected by the Corporation, and utilizing inter-business sharing of competencies, technology, product development and facilities to achieve added leverage for competitive advantage. The Corporation's long-term goals included (i) the strategic repositioning of the Corporation's business portfolio and (ii) developing new products, investing in new technologies and taking the management actions--focused on promoting teamwork, organizational effectiveness, streamlining and empowerment--essential to assuring quality, reduced product cycle times and enhanced customer responsiveness.

  After the end of the year, performance against the Corporate Goals and Objectives is evaluated and the results are considered by the Committee in awarding annual incentive compensation (see "Bonus" in the table on page 11) to corporate executives who were not directly responsible for the management of a business unit. Individual awards to members of the senior management group, including the Named Officers other than the Chief Executive Officer and the President, are determined by the Committee after reviewing with the Chief Executive Officer and the President the recommended awards, taking into account the contributions made and the levels of responsibility of each of the participants. While the Committee believes achievement of the financial, shareowner value and long-term leadership goals are each important, it accords greater significance to the first two in determining the total amount available for annual incentive payments.

  The incentive compensation for executives responsible for the management of business units is determined by the extent to which the respective business unit achieves goals established at the beginning of each year tailored to the particular business unit. For two of the business units, the measure is performance profit after taxes and other performance measures; for one of the units, it is determined by year-over-year sales growth and current-year return on sales, measured through a performance matrix; and for three of the businesses, the measure is determined by year-over-year sales growth and current-year returns on sales and assets. Achievement of established goals is intended to provide incentive compensation at or above 100% of target levels established through broad industry surveys; and these business unit plans include significant upward and downward leverage dependent on performance. In fiscal year 1996, the annual incentive compensation for executives for all six major business units averaged 134% (and ranged from 121% to 240%) of target incentive compensation levels since their performance met or exceeded established goals. The Committee believes these average awards are about in the median of companies with which the Corporation competes for executive talent. Within each business unit, the amount earned by that unit under its plan is allocated among individual executives based on levels of responsibility and an assessment of their individual performance by the business unit President in consultation with the Chief Operating Officer.

  The Annual Incentive Compensation Plan for Senior Executive Officers provides the exclusive source of annual incentive compensation for the Chief Executive Officer and four other senior executive officers who are designated by the Committee before fiscal year end. Under that Plan, a Covered Employees Performance Fund equal to 1% of the Corporation's net income before provision for taxes on the Corporation's income is allocated 35% to the Chief Executive Officer, 20% to the President and Chief Operating Officers and 15% to each other covered senior executive officer, subject in each case to reduction at the Committee's discretion. The Committee has administered and intends to continue to administer the Plan so that each covered senior executive officer receives annual incentive compensation that is consistent with the objective of providing a competitive executive compensation program.

  The amount available for annual incentives is determined for the Corporation's other senior executives and other key management under the Corporation's Incentive Compensation Plan or, for key Automation executives, under the Automation Management Incentive Plan. Under the Corporation's Plan, the addition to the incentive fund for a fiscal year cannot exceed either the aggregate amount of dividends declared on the Corporation's outstanding stock during the year or an aggregate amount computed by adding 2% of the first $100 million of the applicable net earnings (defined as net income, before provision for domestic and foreign taxes based on income, of the Corporation and its consolidated subsidiaries) for the year, and 3% of the next $50 million of such earnings, and 4% of the next $25 million of such earnings, and 5% of the balance of such earnings. The incentive fund available for awards for any fiscal year is reduced by the aggregate awards for that fiscal year under the Annual Incentive Compensation Plan for Senior Executive Officers. Generally, the Committee makes awards under the Corporation's Plan in an aggregate amount well below the amount available thereunder. Under Automation's Management Incentive Plan, the amount available for each Automation executive's annual incentive is determined by an arithmetic formula based on Automation's annual sales growth and return on sales; and actual awards are made upon assessment of the same factors as for other business unit plans.

  - Long-Term Incentives--The Corporation's 1995 Long-Term Incentives Plan provides the flexibility to grant long-term incentives in a variety of forms, including performance units, stock options, stock appreciation rights and restricted stock. Annually the Committee evaluates the type of long-term incentive it believes is most likely to achieve the Corporation's total compensation objectives.

  The Committee has established a performance unit plan covering one of the Corporation's business units providing long-term compensation opportunities that depend on achieving goals measured by its earnings and return on assets. The Committee also established five plans under which potential compensation is determined by achieving levels of sales growth, return on sales and return on assets.

  In determining the grants of stock options to the individual senior management group, including the Named Officers other than the Chief Executive Officer, the Committee reviewed with the Chief Executive Officer the recommended individual awards, taking into account relevant survey data and the respective scope of accountability, strategic and operational goals, and anticipated contributions of each of the members of the senior management group. The long-term incentives for Mr. Glore were provided one-half through stock option grants and one-half through participation in the Allen-Bradley supplementary performance plan. The presidents of other business units for which performance unit plans have been established also were afforded one-half of their long-term incentive opportunities under those plans and one-half through stock options, with the other key executives of those units participating only in the business unit plans.

  The Allen-Bradley supplementary performance plan, under which Messrs. Davis, when he was President of Allen-Bradley, and Glore received grants, produced significant long-term compensation for the three-year performance periods ended September 30, 1994, 1995 and 1996. (See "Long-

Term Compensation--Payouts" in the table on page 11.)

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

  In April 1996 the Committee increased Mr. Beall's base salary, which had been in effect since March 1992, from $815,000 to $1,000,000. His total annual compensation continues to be substantially dependent on annual incentive compensation tied to the Committee's assessment of his and the Corporation's performance.

  In determining Mr. Beall's annual incentive compensation for 1996, the Committee concluded that the Corporation had again, as in 1995, performed exceptionally under Mr. Beall's leadership, exceeding its financial goals, meeting its shareowner value creation goal (including particularly through the strategic repositioning of the Corporation's business portfolio with the disposition of its Aerospace & Defense and Graphic Systems businesses) and making significant progress on each of its long-term leadership objectives. Consistent with the Corporation's pay for performance philosophy, the Committee recognized the second consecutive year of extraordinary performance by awarding Mr. Beall the same incentive award as in 1995.

  The Committee recognized Mr. Beall's continued strong leadership in pursuing the Corporation's vision and in assuring its clear commitment to customer responsiveness, quality, integrity, environmental responsibility and employment of advanced management practices. Finally, the Committee considered levels of total annual cash compensation from five surveys of other major U.S. industrial companies (see "Components of the Corporation's Compensation Plans--Strategy" on page 14); and it concluded that Mr. Beall's total cash compensation should approximate the 75th percentile of those surveys, in view of Mr. Beall's and the Corporation's performance as well as the fact that he had served longer as Chief Executive Officer than a majority of the other chief executives whose compensation data was included in the surveys.

  In determining the number of options granted to Mr. Beall for fiscal 1996 as future long-term incentives, the Committee took into account advice of independent compensation consultants and levels of option grants based on data as to long-term compensation (e.g., options, restricted stock, performance plans) from two surveys of other major United States industrial companies. His grant was at approximately the 75th percentile of the companies surveyed according to the Sibson & Co. survey and the F.W. Cook & Co. Inc. survey. The Committee also considered information on Mr. Beall's total compensation and historical information regarding his long-term compensation opportunities, as well as Mr. Beall's past and expected future contributions to the Corporation's achievement of its long-term performance goals.

  In December 1996, following the Committee's meeting, the Board in Executive Session, as provided in the Corporation's Corporate Governance Guidelines, received and discussed a report of the Committee that included an evaluation of the Corporation's and Mr. Beall's performance in the 1996 fiscal year and the Committee's recommended actions as to Mr. Beall's incentive compensation for that year and long-term incentives granted to him in the form of stock options.

                          Compensation and Management
                             Development Committee

William S. Sneath, Chairman                                  John D. Nichols
Richard M. Bressler                                          Bruce M. Rockwell
William T. McCormick, Jr.                                    Joseph F. Toot, Jr.

SHAREOWNER RETURN PERFORMANCE PRESENTATION

  Set forth below is a line graph comparing the cumulative total shareowner return on the Corporation's Common Stock against the cumulative total return of the S&P Composite-500 Stock Index, the S&P Electrical Equipment Index and the S&P Technology Index for the period of five fiscal years which commenced October 1, 1991 and ended September 30, 1996, assuming in each case a fixed investment of $100 at the respective closing prices on September 30, 1991 and reinvestment of all dividends. In August 1996, S&P removed the Corporation from the Aerospace/Defense industry group and added it to the Electrical Equipment industry group. In view of the steadily diminishing importance of the Aerospace and Defense businesses in the Corporation's business mix, and particularly in view of the divestiture of those businesses, the Corporation's management believes it appropriate to compare the Corporation's performance against the Electrical Equipment Index in fiscal 1996 and subsequent years. In accordance with applicable rules of the Securities and Exchange Commission, both Indexes are shown for the five-year period ended September 30, 1996.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

 ROCKWELL COMMON, S&P COMPOSITE-500, S&P TECHNOLOGY & S&P ELECTRICAL EQUIPMENT
                                    INDICES

                                                S&P ELECTRICAL
     MEASUREMENT PERIOD           ROCKWELL        EQUIPMENT                         S&P TECHNO
   (FISCAL YEAR COVERED)           COMMON           INDEX        S&P 500 INDEX      LOGY INDEX

1991                                      100              100              100              100

1992                                    99.81           114.12           111.02           101.86

1993                                   145.31           135.52           124.15           122.86

1994                                   142.08           141.62           128.73           143.11

1995                                   201.22           182.94           167.02           225.77

1996                                   245.14           261.29           200.98           277.37

* THE CUMULATIVE TOTAL RETURNS ON ROCKWELL COMMON STOCK AND EACH INDEX AS OF EACH SEPTEMBER 30, 1992-1996 PLOTTED IN THE ABOVE GRAPH ARE AS FOLLOWS:

                                                            1991       1992       1993       1994       1995       1996
                                                           -------    -------    -------    -------    -------    -------
    Rockwell Common.....................................   $100.00    $ 99.81    $145.31    $142.08    $201.22    $245.14
    S&P 500 Index.......................................    100.00     111.02     124.15     128.73     167.02     200.98
    S&P Electrical Equipment Index......................    100.00     114.12     135.52     141.62     182.94     261.29
    S&P Technology Index................................    100.00     101.86     122.86     143.11     225.77     277.37
 Closing market price at fiscal year end................     26.50      25.50      36.00      34.25      47.25     56.375
 Dividends per common share during fiscal year ended
   September 30.........................................      0.86       0.92       0.96       1.02       1.08       1.16

RETIREMENT PLANS

  The following table shows the estimated annual retirement benefits payable on a straight life annuity basis to participating employees, including officers, in the earnings and years of service classifications indicated, under the Corporation's retirement plans which cover most officers and other salaried employees on a non-contributory basis. Such benefits reflect a reduction to recognize in part the Corporation's cost of Social Security benefits related to service for the Corporation. The Corporation's plans also provide for the payment of benefits to an employee's surviving spouse or other beneficiary.

    Average                                    Estimated Annual Retirement Benefits for Years of Service Indicated
     Annual                            -----------------------------------------------------------------------------------
    Earnings                           10 Years      15 Years       20 Years       25 Years       30 Years       35 Years
   ----------                          --------     ----------     ----------     ----------     ----------     ----------
   $  500,000  .....................   $132,095     $  198,117     $  210,272     $  222,427     $  234,582     $  246,738
    1,000,000  .....................    265,445        398,117        422,772        447,427        472,082        496,738
    1,500,000  .....................    398,795        598,117        635,272        672,427        709,582        746,738
    2,000,000  .....................    532,145        798,117        847,772        897,427        947,082        996,738
    2,500,000  .....................    665,495        998,117      1,060,272      1,122,427      1,184,582      1,246,738
    3,000,000  .....................    798,845      1,198,117      1,272,772      1,347,427      1,422,082      1,496,738
    3,500,000  .....................    932,195      1,398,117      1,485,272      1,572,427      1,659,582      1,746,738

  Covered compensation includes salary and annual bonus. The calculation of retirement benefits under the plans generally is based upon average earnings for the highest five consecutive years of the ten years preceding retirement.

  The credited years of service for Messrs. Beall, Davis, Barnes and McLuckey are 28, 34, 28 and 37, respectively.

  The following table shows the estimated annual retirement benefits payable on a straight life annuity basis to participating employees of the Corporation's Allen-Bradley Industrial Automation business, in the earnings and years of service classifications indicated, under Allen-Bradley's retirement plans, which cover certain Allen-Bradley officers, including Mr. Glore, on a non-contributory basis. Such benefits reflect a reduction to recognize in part Allen-Bradley's cost of Social Security benefits related to service for Allen-Bradley and also reflect supplemental benefits payable out of Allen-Bradley's general funds to provide eligible officers with at least 20 years of service an annual retirement benefit that is at least 50% of final average covered compensation. Allen-Bradley's plans also provide for the payment of benefits to an employee's surviving spouse or other beneficiary.

   Average                              Estimated Annual Retirement Benefits for Years of Service Indicated
    Annual                           -------------------------------------------------------------------------
   Earnings                          10 Years     15 Years     20 Years     25 Years     30 Years     35 Years
   --------                          --------     --------     --------     --------     --------     --------
   $300,000  .....................   $ 96,894     $127,529     $146,290     $146,290     $146,290     $166,243
    500,000  .....................    167,809      221,628      255,390      255,390      255,390      280,798
    700,000  .....................    238,724      315,727      364,490      364,490      364,490      395,353
    900,000  .....................    309,639      409,826      473,590      473,590      473,590      509,908

  Covered compensation includes salary and bonus. The calculation of retirement benefits under the plans generally is based upon average earnings for the highest five years of the ten years preceding retirement. Mr. Glore has 11 credited years of service.

  In addition, Allen-Bradley plans provide that Mr. Glore's beneficiary is to receive (a) continued payment of his base salary ($375,000 per year as of September 1996) for ten years if he dies before age 65 while a participating officer or (b) $1,000,000 if he dies after retirement under an Allen-Bradley retirement plan.

  Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, limit the annual benefits which may be paid from a tax-qualified retirement plan. As permitted by the Employee Retirement Income Security Act of 1974, the Corporation has supplemental plans which authorize the payment out of general funds of the Corporation of any benefits calculated under provisions of the applicable retirement plan which may be above the limits under these sections.

SELECTION OF AUDITORS

  The directors of the Corporation have selected the firm of Deloitte & Touche LLP as the auditors of the Corporation subject to the approval of the shareowners. Deloitte & Touche LLP, and its predecessors, have acted for the Corporation as auditors since 1934.

  Before the Audit Committee recommended to the full Board the appointment of Deloitte & Touche LLP, it carefully considered the qualifications of that firm, including their performance in prior years and their reputation for integrity and for competence in the fields of accounting and auditing.

  The amount of the fees for general audit and tax services performed by Deloitte & Touche LLP for the Corporation relating to the 1996 fiscal year was approximately $7.6 million. Representatives of Deloitte & Touche LLP are expected to be present at the meeting to respond to appropriate questions and to make a statement if they desire to do so.

VOTE REQUIRED

  The four nominees for election as directors to succeed the directors whose terms expire at the 1997 Annual Meeting of Shareowners who receive the greatest number of votes cast for the election of directors at that meeting by the holders of the Corporation's Common Stock and Class A Common Stock, voting together as one class, entitled to vote at the meeting, a quorum being present, shall become directors at the conclusion of the tabulation of votes. An affirmative vote of the holders of a majority of the voting power of the Corporation's Common Stock and Class A Common Stock, voting together as one class, present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, is necessary to approve the action proposed in item (b) of the accompanying Notice of 1997 Annual Meeting of Shareowners.

  Under Delaware law and the Corporation's Restated Certificate of Incorporation and By-Laws, the aggregate number of votes entitled to be cast by all shareowners present in person or represented by proxy at the meeting, whether those shareowners vote "for", "against" or abstain from voting (including broker non-votes), will be counted for purposes of determining the minimum number of affirmative votes required for approval of item (b) and the total number of votes cast "for" that matter will be counted for purposes of determining whether sufficient affirmative votes have been cast. The shares of a shareowner who abstains from voting on a matter or whose shares are not voted by reason of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is present in person or represented by proxy. An abstention from voting or a broker non-vote on a matter by a shareowner present in person or represented by proxy at the meeting has no effect in the election of directors (assuming a quorum is present) and has the same legal effect as a vote "against" any other matter even though the shareowner or interested parties analyzing the results of the voting may interpret such a vote differently.

OTHER MATTERS

  The Board of Directors does not know of any other matters which may be presented at the meeting.
In the event of a vote on any matters other than those referred to in items (a) and (b) of the accompanying Notice of 1997 Annual Meeting of Shareowners, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies. The Corporation contemplates sending to all shareowners after the meeting a report of the action taken at the meeting.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act requires the Corporation's officers and directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (SEC) and the New York Stock Exchange. Officers, directors and greater than ten percent shareowners are required by SEC regulation to furnish the Corporation with copies of all Forms 3, 4 and 5 they file.

  Based solely on the Corporation's review of the copies of such forms it has received and written representations from certain reporting persons confirming that they were not required to file Forms 5 for specified fiscal years, the Corporation believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1996 except Mr. Gray and William
D. Fletcher. As a result of a clerical error, Mr. Gray filed one Form 4 reporting the sale of 200 common shares, not matched by any purchase in the relevant periods, four business days after its due date. Shortly after Mr. Fletcher's election as Senior Vice President, International and while in the process of relocating his office and residence from Hong Kong to the Corporation's World Headquarters, he filed one Form 4 reporting one transaction, not matched by any opposite way transaction in the relevant time periods, approximately one month after its due date.

ANNUAL REPORT

  The Corporation's Annual Report on Form 10-K, including financial statements, for the fiscal year ended September 30, 1996, is being mailed to shareowners together with this Proxy Statement.

1998 SHAREOWNER PROPOSALS

  To be eligible for inclusion in the Corporation's proxy statement, shareowner proposals for the 1998 Annual Meeting of Shareowners must be received on or before September 6, 1997 at the Office of the Secretary at the Corporation's World Headquarters. In view of the announced intention that the Corporation's World Headquarters be relocated to another location in Southern California during the 1997 fiscal year, shareowner proposals also will be considered to be timely submitted if received by that date at the administrative section of the Office of the Secretary located at the Corporation's offices at 625 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3123.

EXPENSES OF SOLICITATION

  The cost of the solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally, or by telephone or by telegraph, by a few regular employees of the Corporation without additional compensation. The Corporation does not expect to pay any compensation for the solicitation of proxies but will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy material to principals and obtaining their proxies.

                                                                 January 3, 1997

                                     PROXY
                       ROCKWELL INTERNATIONAL CORPORATION
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints D.R. Beall, D.H. Davis and W.S. Sneath, jointly and severally, proxies, with full power of substitution, to vote shares of capital stock which the undersigned is entitled to vote at the Annual Meeting of Shareowners to be held at the Westin William Penn Hotel, 530 William Penn Place (at Mellon Square), Pittsburgh, Pennsylvania, on February 5, 1997, or any adjournment thereof; such proxies being directed to vote as specified or, if no specification is made, FOR the election of four nominees proposed for election as directors with terms expiring at the Annual Meeting in 2000 and FOR proposal (b), and to vote in accordance with their discretion on such other matters as may properly come before the meeting.

     To vote in accordance with the Board of Directors' recommendations just sign and date the other side; no boxes need to be checked.

Comments:_____________________________________________________________
         _____________________________________________________________
         _____________________________________________________________
         _____________________________________________________________
              (If you have written in the above space, please mark
                     the "Comments" box on the other side)

                                 (continued and to be signed, on the other side)

                                                                 --------------
                                                                   NO POSTAGE
                                                                   NECESSARY
                                                                   IF MAILED
                                                                     IN THE
                                                                 UNITED STATES
                                                                 --------------


                 -----------------------------------------------
                              BUSINESS REPLY MAIL
                 FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA
                 -----------------------------------------------

                     POSTAGE WILL BE PAID BY THE ADDRESSEE

                     OFFICE OF THE SECRETARY
                     ROCKWELL INTERNATIONAL CORPORATION
                     625 LIBERTY AVE
                     PITTSBURGH, PA 15222-9363


                              FOLD AND DETACH HERE

                                                            PLEASE MARK
                                                           YOUR VOTES AS  [ X ]
                                                           INDICATED IN
                                                           THIS EXAMPLE

                                                             COMMENTS
                                                             NOTED ON     [   ]
                                                            OTHER SIDE

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors and FOR proposal (b) and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

                                                                 WITHHOLD
                                                 FOR         AUTHORITY to vote
                                             all nominees         for all
                                                listed        nominees listed

(a) The election of four directors              [   ]              [   ]

Nominees: R.M. Bressler, J.L. Estrin,
J.C. La Force and J.D. Nichols

(Instruction: To withhold authority to
vote for any individual nominee, write
that nominee's name in the space
provided below.)

____________________________________________

(b) The selection of auditors            FOR         AGAINST       ABSTAIN
                                        [   ]         [   ]         [   ]

                                   PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
                                   PROCESSING EQUIPMENT WILL RECORD YOUR VOTES


Signature _____________________   Signature if held jointly ____________________

                                            Date: ________________________, 1997


In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                              FOLD AND DETACH HERE


    LOGO

                            ADMITTANCE CARD REQUEST

   IF YOU PLAN TO ATTEND the Annual Meeting of Shareowners to be held on February 5, 1997, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your proxy card may be used for this purpose or you may tear off this business reply card and deposit it in the U.S. mail. Upon receipt of your request and verification of your share ownership, an admittance card will be sent to you.

         I/WE PLAN TO ATTEND THE MEETING IN PITTSBURGH, PENNSYLVANIA.

Name(s) _____________________________________________________________________
                              Please Print or Type

Street Address ______________________________________________________________

City _____________________ State ________________________ Zip Code __________


                              FOLD AND DETACH HERE

                                  [LETTERHEAD]
                                  WELLS FARGO


January 3, 1997


TO:  PARTICIPANTS IN THE ROCKWELL INTERNATIONAL CORPORATION SAVINGS PLAN


In connection with the Rockwell International Corporation (Rockwell) Annual Meeting of Shareowners to be held February 5, 1997, enclosed are the following:

         o Rockwell Letter to Shareowners, Notice of 1997 Annual Meeting and Proxy Statement, together with a Direction Card and a return envelope

         o Rockwell Annual Report on Form 10-K for the fiscal year ended September 30, 1996

         o  Rockwell 1996 Annual Report

The enclosed Direction Card should be used to instruct us with respect to our voting of the shares which we are holding for your account in the Rockwell International Corporation Savings Plan.

Please sign, date and return the Direction Card in the enclosed pre-addressed stamped envelope by January 31, 1997 so that we may vote the shares of Rockwell International that are held for your account in accordance with your instructions. If you do not complete and return the enclosed Direction Card by the above date, Wells Fargo Bank, as Trustee, will vote such shares as it deems proper.

Sincerely,


SUSANA R. RYAN
--------------

Susana R. Ryan
Vice President

Enclosures

                                 DIRECTION CARD

                 ROCKWELL INTERNATIONAL CORPORATION SAVINGS PLAN

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Rockwell International Corporation Savings Plan at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at the Westin William Penn Hotel, 530 William Penn Place (at Mellon Square), Pittsburgh, Pennsylvania, on February 5, 1997, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

                              FOLD AND DETACH HERE


                                                                 --------------
                                                                   NO POSTAGE
                                                                   NECESSARY
                                                                   IF MAILED
                                                                     IN THE
                                                                 UNITED STATES
                                                                 --------------

                 -----------------------------------------------
                              BUSINESS REPLY MAIL
                 FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA
                 -----------------------------------------------

                     POSTAGE WILL BE PAID BY THE ADDRESSEE

                     OFFICE OF THE SECRETARY
                     ROCKWELL INTERNATIONAL CORPORATION
                     625 LIBERTY AVE
                     PITTSBURGH, PA 15222-9363



                              FOLD AND DETACH HERE

                                                             PLEASE MARK
                                                            YOUR VOTES AS [ X ]
                                                            INDICATED IN
                                                            THIS EXAMPLE


In the absence of an expressed direction, the Trustee will vote on the listed proposals and, in addition, on such other business as may properly come before the meeting or any adjournment thereof as it deems proper.

            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).


                                                                 WITHHOLD
                                                 FOR         AUTHORITY to vote
                                             all nominees         for all
                                                listed        nominees listed

(a) The election of four directors              [   ]              [   ]

Nominees: R.M. Bressler, J.L. Estrin,
J.C. La Force and J.D. Nichols
(Instruction: To withhold authority to
vote for any individual nominee, write
that nominee's name in the space
provided below.)

__________________________________________

(b) The selection of auditors            FOR         AGAINST       ABSTAIN
                                        [   ]         [   ]         [   ]

                                    PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
                                    PROCESSING EQUIPMENT WILL RECORD YOUR VOTES


Signature ____________________  Signature if held jointly _____________________

                                         Date: __________________________, 1997


In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                              FOLD AND DETACH HERE


LOGO

                             ADMITTANCE CARD REQUEST

   If you plan to attend the Annual Meeting of Shareowners to be held on February 5, 1997, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your proxy card may be used for this purpose or you may tear off this business reply card and deposit it in the U.S. mail. Upon receipt of your request and verification of your share ownership through the Rockwell International Corporation Savings Plan, an admittance card will be sent to you.

         I/we plan to attend the meeting.

Name(s) ______________________________________________________________________
                              Please Print or Type

Street Address _______________________________________________________________

City _____________________  State ________________________   Zip Code ________


                              FOLD AND DETACH HERE

                                  [LETTERHEAD]
                                  WELLS FARGO


January 3, 1997


TO:  PARTICIPANTS IN THE ALLEN-BRADLEY EMPLOYEE SAVINGS AND INVESTMENT PLANS


In connection with the Rockwell International Corporation (Rockwell) Annual Meeting of Shareowners to be held February 5, 1997, enclosed are the following:

         o Rockwell Letter to Shareowners, Notice of 1997 Annual Meeting and Proxy Statement, together with a Direction Card and a return envelope

         o Rockwell Annual Report on Form 10-K for the fiscal year ended September 30, 1996

         o  Rockwell 1996 Annual Report

The enclosed Direction Card should be used to instruct us with respect to our voting of the shares which we are holding for your account in the Allen-Bradley Employee Savings and Investment Plans.

Please sign, date and return the Direction Card in the enclosed pre-addressed stamped envelope by January 31, 1997 so that we may vote the shares of Rockwell International that are held for your account in accordance with your instructions. If you do not complete and return the enclosed Direction Card by the above date, Wells Fargo Bank, as Trustee, will vote such shares as it deems proper.

Sincerely,


SUSANA R. RYAN
--------------

Susana R. Ryan
Vice President

Enclosures

                                 DIRECTION CARD

        ALLEN-BRADLEY SAVINGS AND INVESTMENT PLAN FOR SALARIED EMPLOYEES

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell Salaried capital stock held for my account in the Allen-Bradley Savings and Investment Plan for Salaried Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at the Westin William Penn Hotel, 530 William Penn Place (at Mellon Square), Pittsburgh, Pennsylvania, on February 5, 1997, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

                              FOLD AND DETACH HERE


                                                                 --------------
                                                                   NO POSTAGE
                                                                   NECESSARY
                                                                   IF MAILED
                                                                     IN THE
                                                                 UNITED STATES
                                                                 --------------

                 -----------------------------------------------
                              BUSINESS REPLY MAIL
                 FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA
                 -----------------------------------------------

                     POSTAGE WILL BE PAID BY THE ADDRESSEE

                     OFFICE OF THE SECRETARY
                     ROCKWELL INTERNATIONAL CORPORATION
                     625 LIBERTY AVE
                     PITTSBURGH, PA 15222-9363


                              FOLD AND DETACH HERE

                                                          PLEASE MARK
                                                         YOUR VOTES AS   [ X ]
                                                         INDICATED IN
                                                         THIS EXAMPLE


In the absence of an expressed direction, the Trustee will vote on the listed proposals and, in addition, on such other business as may properly come before the meeting or any adjournment thereof as it deems proper.

            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).


                                                                 WITHHOLD
                                                 FOR         AUTHORITY to vote
                                             all nominees         for all
                                                listed        nominees listed

(a) The election of four directors              [   ]              [   ]

Nominees: R.M. Bressler, J.L. Estrin,
J.C. La Force and J.D. Nichols
(Instruction: To withhold authority to
vote for any individual nominee, write
that nominee's name in the space
provided below.)

__________________________________________

(b) The selection of auditors            FOR         AGAINST       ABSTAIN
                                        [   ]         [   ]         [   ]


                                  PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
                                  PROCESSING EQUIPMENT WILL RECORD YOUR VOTES


Signature ____________________  Signature if held jointly ______________________

                                           Date: _________________________, 1997


In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              FOLD AND DETACH HERE


LOGO

                             ADMITTANCE CARD REQUEST

   If you plan to attend the Annual Meeting of Shareowners to be held on February 5, 1997, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your proxy card may be used for this purpose or you may tear off this business reply card and deposit it in the U.S. mail. Upon receipt of your request and verification of your share ownership through the Allen-Bradley Savings and Investment Plan for Salaried Employees, an admittance card will be sent to you.

         I/we plan to attend the meeting.

Name(s) ______________________________________________________________________
                              Please Print or Type

Street Address _______________________________________________________________

City _____________________  State _____________________   Zip Code ___________


                              FOLD AND DETACH HERE

                                 DIRECTION CARD

  ALLEN-BRADLEY SAVINGS AND INVESTMENT PLAN FOR NON-REPRESENTED HOURLY EMPLOYEES

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Allen-Bradley Savings and Investment Plan for Non-Represented Hourly Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at the Westin William Penn Hotel, 530 William Penn Place (at Mellon Square), Pittsburgh, Pennsylvania, on February 5, 1997, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)


                              FOLD AND DETACH HERE

                                                                 --------------
                                                                   NO POSTAGE
                                                                   NECESSARY
                                                                   IF MAILED
                                                                     IN THE
                                                                 UNITED STATES
                                                                 --------------


                 -----------------------------------------------
                              BUSINESS REPLY MAIL
                 FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA
                 -----------------------------------------------

                     POSTAGE WILL BE PAID BY THE ADDRESSEE

                     OFFICE OF THE SECRETARY
                     ROCKWELL INTERNATIONAL CORPORATION
                     625 LIBERTY AVE
                     PITTSBURGH, PA 15222-9363


                              FOLD AND DETACH HERE

                                                          PLEASE MARK
                                                         YOUR VOTES AS  [ X ]
                                                          INDICATED IN
                                                          THIS EXAMPLE


In the absence of an expressed direction, the Trustee will vote on the listed proposals and, in addition, on such other business as may properly come before the meeting or any adjournment thereof as it deems proper.

            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).

                                                                 WITHHOLD
                                                 FOR         AUTHORITY to vote
                                             all nominees         for all
                                                listed        nominees listed

(a) The election of four directors              [   ]              [   ]

Nominees: R.M. Bressler, J.L. Estrin,
J.C. La Force and J.D. Nichols

(Instruction: To withhold authority to
vote for any individual nominee, write
that nominee's name in the space
provided below.)

__________________________________________


(b) The selection of auditors            FOR         AGAINST       ABSTAIN
                                        [   ]         [   ]         [   ]

                                     PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
                                     PROCESSING EQUIPMENT WILL RECORD YOUR VOTES


Signature _____________________  Signature if held jointly _____________________

                                   Date: ________________________________ , 1997

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              FOLD AND DETACH HERE


LOGO

                            ADMITTANCE CARD REQUEST

   If you plan to attend the Annual Meeting of Shareowners to be held on February 5, 1997, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your proxy card may be used for this purpose or you may tear off this business reply card and deposit it in the U.S. mail. Upon receipt of your request and verification of your share ownership through the Allen-Bradley Savings and Investment Plan for Non-Represented Hourly Employees, an admittance card will be sent to you.

         I/we plan to attend the meeting.

Name(s) ____________________________________________________________________
                              Please Print or Type

Street Address _______________________________________________________________

City _____________________  State ________________________   Zip Code ________


                              FOLD AND DETACH HERE

                                  [LETTERHEAD]
                                  WELLS FARGO


January 3, 1997


TO:  PARTICIPANTS IN THE RELIANCE ELECTRIC COMPANY SAVINGS AND INVESTMENT PLAN


In connection with the Rockwell International Corporation (Rockwell) Annual Meeting of Shareowners to be held February 5, 1997, enclosed are the following:

         o Rockwell Letter to Shareowners, Notice of 1997 Annual Meeting and Proxy Statement, together with a Direction Card and a return envelope

         o Rockwell Annual Report on Form 10-K for the fiscal year ended September 30, 1996

         o  Rockwell 1996 Annual Report

The enclosed Direction Card should be used to instruct us with respect to our voting of the shares which we are holding for your account in the Reliance Electric Company Savings and Investment Plan.

Please sign, date and return the Direction Card in the enclosed pre-addressed stamped envelope by January 31, 1997 so that we may vote the shares of Rockwell International that are held for your account in accordance with your instructions. If you do not complete and return the enclosed Direction Card by the above date, Wells Fargo Bank, as Trustee, will vote such shares as it deems proper.

Sincerely,


SUSANA R. RYAN
--------------

Susana R. Ryan
Vice President

Enclosures

                                 DIRECTION CARD

              RELIANCE ELECTRIC COMPANY SAVINGS AND INVESTMENT PLAN

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Reliance Electric Company Savings and Investment Plan at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at the Westin William Penn Hotel, 530 William Penn Place (at Mellon Square), Pittsburgh, Pennsylvania, on February 5, 1997, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

                              FOLD AND DETACH HERE


                                                                 --------------
                                                                   NO POSTAGE
                                                                   NECESSARY
                                                                   IF MAILED
                                                                     IN THE
                                                                 UNITED STATES
                                                                 --------------

                 -----------------------------------------------
                              BUSINESS REPLY MAIL
                 FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA
                 -----------------------------------------------

                     POSTAGE WILL BE PAID BY THE ADDRESSEE

                     OFFICE OF THE SECRETARY
                     ROCKWELL INTERNATIONAL CORPORATION
                     625 LIBERTY AVE
                     PITTSBURGH, PA 15222-9363


                              FOLD AND DETACH HERE

                                                        PLEASE MARK
                                                       YOUR VOTES AS   [ X ]
                                                        INDICATED IN
                                                        THIS EXAMPLE

In the absence of an expressed direction, the Trustee will vote on the listed proposals and, in addition, on such other business as may properly come before the meeting or any adjournment thereof as it deems proper.

            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).


                                                                 WITHHOLD
                                                 FOR         AUTHORITY to vote
                                             all nominees         for all
                                                listed        nominees listed

(a) The election of four directors              [   ]              [   ]

Nominees: R.M. Bressler, J.L. Estrin,
J.C. La Force and J.D. Nichols
(Instruction: To withhold authority to
vote for any individual nominee, write
that nominee's name in the space
provided below.)

(b) The selection of auditors            FOR         AGAINST       ABSTAIN
                                        [   ]         [   ]         [   ]

------------------------------------------


                                    PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
                                    PROCESSING EQUIPMENT WILL RECORD YOUR VOTES


Signature                      Signature if held jointly
         ---------------------                           ----------------------

                                         Date:                          , 1997
                                               ------------------------


In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              FOLD AND DETACH HERE


LOGO

                             ADMITTANCE CARD REQUEST

   If you plan to attend the Annual Meeting of Shareowners to be held on February 5, 1997, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your proxy card may be used for this purpose or you may tear off this business reply card and deposit it in the U.S. mail. Upon receipt of your request and verification of your share ownership through the Reliance Electric Company Savings and Investment Plan, an admittance card will be sent to you.

         I/we plan to attend the meeting.

Name(s) _______________________________________________________________________
                              Please Print or Type

Street Address ________________________________________________________________

City _____________________  State ________________________   Zip Code _________


                              FOLD AND DETACH HERE

                                  [LETTERHEAD]
                                  WELLS FARGO


January 3, 1997


TO:  PARTICIPANTS IN THE ROCKWELL RETIREMENT SAVINGS PLAN FOR CERTAIN EMPLOYEES


In connection with the Rockwell International Corporation (Rockwell) Annual Meeting of Shareowners to be held February 5, 1997, enclosed are the following:

         o Rockwell Letter to Shareowners, Notice of 1997 Annual Meeting and Proxy Statement, together with a Direction Card and a return envelope

         o Rockwell Annual Report on Form 10-K for the fiscal year ended September 30, 1996

         o  Rockwell 1996 Annual Report

The enclosed Direction Card should be used to instruct us with respect to our voting of the shares which we are holding for your account in the Rockwell Retirement Savings Plan for Certain Employees.

Please sign, date and return the Direction Card in the enclosed pre-addressed stamped envelope by January 31, 1997 so that we may vote the shares of Rockwell International that are held for your account in accordance with your instructions. If you do not complete and return the enclosed Direction Card by the above date, Wells Fargo Bank, as Trustee, will vote such shares as it deems proper.

Sincerely,


SUSANA R. RYAN
--------------

Susana R. Ryan
Vice President

Enclosures

                                 DIRECTION CARD

                   ROCKWELL SAVINGS PLAN FOR CERTAIN EMPLOYEES

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

     You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Rockwell Savings Plan for Certain Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at the Westin William Penn Hotel, 530 William Penn Place (at Mellon Square), Pittsburgh, Pennsylvania, on February 5, 1997, and at any adjournment thereof, as follows:

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN CARD.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

                              FOLD AND DETACH HERE


                                                                 --------------
                                                                   NO POSTAGE
                                                                   NECESSARY
                                                                   IF MAILED
                                                                     IN THE
                                                                 UNITED STATES
                                                                 --------------

                 -----------------------------------------------
                              BUSINESS REPLY MAIL
                 FIRST CLASS MAIL PERMIT NO. 6796 PITTSBURGH, PA
                 -----------------------------------------------

                     POSTAGE WILL BE PAID BY THE ADDRESSEE

                     OFFICE OF THE SECRETARY
                     ROCKWELL INTERNATIONAL CORPORATION
                     625 LIBERTY AVE
                     PITTSBURGH, PA 15222-9363


                              FOLD AND DETACH HERE

                                                        PLEASE MARK
                                                       YOUR VOTES AS   [ X ]
                                                        INDICATED IN
                                                        THIS EXAMPLE

In the absence of an expressed direction, the Trustee will vote on the listed proposals and, in addition, on such other business as may properly come before the meeting or any adjournment thereof as it deems proper.

            THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (a) AND (b).


                                                                 WITHHOLD
                                                 FOR         AUTHORITY to vote
                                             all nominees         for all
                                                listed        nominees listed

(a) The election of four directors              [   ]              [   ]

Nominees: R.M. Bressler, J.L. Estrin,
J.C. La Force and J.D. Nichols
(Instruction: To withhold authority to
vote for any individual nominee, write
that nominee's name in the space
provided below.)

(b) The selection of auditors            FOR         AGAINST       ABSTAIN
                                        [   ]         [   ]         [   ]

------------------------------------------


                                    PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
                                    PROCESSING EQUIPMENT WILL RECORD YOUR VOTES


Signature                      Signature if held jointly
         ---------------------                           ----------------------

                                         Date:                          , 1997
                                               ------------------------

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person each should sign the proxy. PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                              FOLD AND DETACH HERE


LOGO


                             ADMITTANCE CARD REQUEST

   If you plan to attend the Annual Meeting of Shareowners to be held on February 5, 1997, this form may be used to request an admittance card. Please fill in your name(s) and address and promptly return the form. The envelope provided for return of your proxy card may be used for this purpose or you may tear off this business reply card and deposit it in the U.S. mail. Upon receipt of your request and verification of your share ownership through the Rockwell Savings Plan for Certain Employees, an admittance card will be sent to you.

         I/we plan to attend the meeting.

Name(s) _______________________________________________________________________
                              Please Print or Type

Street Address ________________________________________________________________

City _____________________  State ________________________   Zip Code _________


                              FOLD AND DETACH HERE